AMENDMENT NUMBER ONE
to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement
dated as of January 1, 2005
by and between
GREENPOINT MORTGAGE FUNDING, INC.
and
DB STRUCTURED PRODUCTS, INC.

This AMENDMENT NUMBER ONE is made this 8th day of April, 2005, by and between GREENPOINT MORTGAGE FUNDING, INC., having an address at 100 Wood Hollow Drive, Novato, California 94945 (the “Seller”) and DB STRUCTURED PRODUCTS, INC. having an address at 60 Wall Street, New York, New York 10005 (the “Purchaser”), to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of January 1, 2005, by and between the Purchaser and the Seller (the “Agreement”).

RECITALS

WHEREAS, the Purchaser and the Seller desire to amend the Agreement, subject to the terms hereof, to modify the Agreement as specified herein; and

WHEREAS, the Purchaser and the Seller each have agreed to execute and deliver this Amendment Number One on the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendment.

(a) The third recitals paragraph is hereby amended by deleting the words “mortgage loans, (” and replacing such with “mortgage loans and cooperative loans (collectively,” ;

(b) Section 1 is hereby amended by adding the following definitions:

Assignment of the Note and Pledge Agreement: With respect to a Cooperative Loan, an assignment of the Mortgage Note  and Pledge Agreement.

Consent: A document executed by the Cooperative (i) consenting to the sale of the Cooperative Apartment to the Mortgagor and (ii) certifying that all maintenance charges relating to the Cooperative Apartment have been paid.

Cooperative: The private, non-profit cooperative apartment corporation which owns all of the real property that comprises the Project, including the land, separate dwelling units and all common areas.

Cooperative Apartment: The specific dwelling unit relating to a Cooperative Loan.

Cooperative Lien Search: A search for (a) federal tax liens, mechanics' liens, lis pendens, judgments of record or otherwise against (i) the Cooperative, (ii) the seller of the Cooperative Apartment and (iii) the Mortgagor if the Cooperative Loan is a Refinanced Loan, (b) filings of Financing Statements and (c) the deed of the Project into the Cooperative.

Cooperative Loan: A loan that is secured by a first lien on and a perfected security interest in Cooperative Shares and the related Proprietary Lease granting exclusive rights to occupy the related Cooperative Apartment in the building owned by the related Cooperative.

Cooperative Shares: The shares of stock issued by the Cooperative, owned by the Mortgagor, and allocated to a Cooperative Apartment and represented by a Stock Certificate.

Estoppel Letter: A document executed by the Cooperative certifying, with respect to a Cooperative Apartment, (i) the appurtenant Proprietary Lease will be in full force and effect as of the date of issuance thereof, (ii) the related Stock Certificate was registered in the Mortgagor’s name and the Cooperative has not been notified of any lien upon, pledge of, levy of execution on or disposition of such Stock Certificate, and (iii) the Mortgagor is not in default under the appurtenant Proprietary Lease and all charges due the Cooperative have been paid.

Financing Statement: A financing statement in the form of a UCC-1 filed pursuant to the Uniform Commercial Code to perfect a security interest in the Cooperative Shares and Pledge Instruments.

Financing Statement Change: A financing statement in the form of a UCC-3 filed to continue, terminate, release, assign or amend an existing Financing Statement.

Pledge Agreement: The specific agreement creating a first lien on and pledge of the Cooperative Shares and the appurtenant Proprietary Lease securing a Cooperative Loan.

Pledge Instruments: The Stock Power, the Assignment of the Proprietary Lease and the Assignment of the Mortgage Note  and Pledge Agreement.

Project: All real property owned by the Cooperative including the land, separate dwelling units and all common areas.

Proprietary Lease: A lease on a Cooperative Apartment evidencing the possessory interest of the Mortgagor in such Cooperative Apartment.

Recognition Agreement: An agreement whereby a Cooperative and a lender with respect to a Cooperative Loan (i) acknowledge that such lender may make, or intends to make, such Cooperative Loan, and (ii) make certain agreements with respect to such Cooperative Loan.

Stock Certificates: The certificates evidencing ownership of the Cooperative Shares issued by the Cooperative.

Stock Power: An assignment of the Stock Certificate or an assignment of the Cooperative Shares issued by the Cooperative.

(c) Section 1 is hereby amended by deleting the definition of “Mortgage” in its entirety and replacing it with the following:

Mortgage: With respect to a Mortgage Loan, the mortgage, deed of trust or other instrument which creates a first lien on either (i) with respect to a Mortgage Loan other than a Cooperative Loan, the fee simple or leasehold estate in such real property or (ii) with respect to a Cooperative Loan, the Proprietary Lease and related Cooperative Shares, which in either case secures the Mortgage Note.

(d) The definition of “Mortgage Loan” in Section 1 is hereby amended by adding the words “including any Cooperative Loan,” after the word “loan,” and before the word “sold,”;

(e) The definition of “Mortgage Loan Schedule” in Section 1 is hereby amended by deleting the period at the end of the second-to-last sentence thereto, replacing such period with a semicolon and adding the following immediately after such semicolon:

(46) a code indicating if the Mortgage Loan is a Cooperative Loan.

(f) The definition of “Mortgaged Property” in Section 1 is hereby amended by deleting such definition in its entirety and replacing it with the following:

Mortgaged Property: (a) With respect to each Mortgage Loan, the Mortgagor’s real property securing repayment of the related Mortgage Note, consisting of a fee simple interest in a single parcel of real property improved by a Residential Dwelling and (b) with respect to each Cooperative Loan, the Cooperative Shares and Proprietary Lease.

(g) The definition of “Mortgagor” in Section 1 is hereby amended by adding the words “or Pledge Agreement,” after the word “Mortgage,” and before the word “and,”;

(h) The definition of “Residential Dwelling” in Section 1 is hereby amended by deleting the words “a co-operative,”;

(i) Subsection 6.03 is hereby amended by adding the following paragraph to the end thereto:

In the event that new, replacement, substitute or additional Stock Certificates are issued with respect to existing Cooperative Shares, the Seller immediately shall deliver to the Custodian the new Stock Certificates, together with the related Stock Powers in blank. Such new Stock Certificates shall be subject to the related Pledge Instruments and shall be subject to all of the terms, covenants and conditions of this Agreement.

(j) Part (xi) of Subsection 7.01 is hereby amended by adding the words “and Pledge Agreements” after the word “Mortgages” and before the word “by”;

(k) Part (iii) of Subsection 7.02 is hereby amended by adding the following sentence to the end thereto:

and, if the Mortgage Loan is a Cooperative Loan, no foreclosure action or private or public sale under the Uniform Commercial Code has ever been threatened or commenced with respect to the Cooperative Loan;

(l) Part (vi) of Subsection 7.02 is hereby amended by deleting such subsection in its entirety and replacing it with the following:

The terms of the Mortgage Note and (x) with respect to each Mortgage Loan that is not a Cooperative Loan, the Mortgage and (y) with respect to each Cooperative Loan, the Pledge Agreement, the Proprietary Lease, and the Pledge Instruments, have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Custodian; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Insurance Policy, if any, and the title insurer, to the extent required by the related policy, and is reflected on the related Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Custodian and the terms of which are reflected in the related Mortgage Loan Schedule; the Financing Statements with respect to each Cooperative Loan are in full force and effect;

(m) Part (vii) of Subsection 7.02 is hereby amended by deleting the words “the Mortgage” in its first clause and replacing such with the following:

with respect to each Mortgage Loan which is not a Cooperative Loan, the Mortgage and, with respect to each Cooperative Loan, the Pledge Agreement

(n) Part (viii) of Subsection 7.02 is hereby amended by adding the words “and with respect to any Cooperative Loan, the related Project,” after the word “Property” and before the word “are”;

(o) Part (xi) of Subsection 7.02 is hereby amended by adding the following clause after the word “Property” and before the word “subject”:

, and with respect to Cooperative Loans, including the Proprietary Lease and the Cooperative Shares,

(p) Part (xii) of Subsection 7.02 is hereby amended by deleting such part in its entirety and replacing it with the following:

The Mortgage Note and (x) with respect to each Mortgage Loan, the related Mortgage and (y) with respect to each Cooperative Loan, the Pledge Agreement are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms;

(q) Part (xiii) of Subsection 7.02 is hereby amended by deleting such part in its entirety and replacing it with the following:

All parties to the Mortgage Note and (x) with respect to each Mortgage Loan, the related Mortgage and (y) with respect to each Cooperative Loan, the Pledge Agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage or Pledge Agreement, and the Mortgage Note and the Mortgage or Pledge Agreement have been duly and properly executed by such parties. The Mortgagor is a natural person;

(r) Part (xv) of Subsection 7.02 is hereby amended by deleting the words “the Mortgage” in its first sentence and replacing such with the following with respect to any Mortgage Loan which is not a Cooperative Loan, the Mortgage and with respect to any Mortgage Loan which is a Cooperative, the Pledge Agreement,

(s) Part (xxiv) of Subsection 7.02 is hereby amended by adding the following after the word “Property” and before the word “is”:

(and with respect to any Cooperative Loan, the Cooperative Unit and related Project)

(t) Subsection 7.02 is hereby further amended by adding the following parts to the end thereto:

(lxxvi) With respect to each Cooperative Loan, each Pledge Agreement creates a valid, enforceable and subsisting first security interest in the collateral securing the related Mortgage Note subject only to (a) the lien of the related Cooperative for unpaid assessments representing the Mortgagor's pro rata share of the Cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Pledge Agreement; provided, however, that the appurtenant Proprietary Lease may be subordinated or otherwise subject to the lien of any mortgage on the Project.  There are no liens against or security interests in the collateral which have priority over the lender's security interest in the collateral, and such priority interest cannot be created in the future;

(lxxvii)With respect to each Cooperative Loan, all parties to the Mortgage Note and the Mortgage Loan had legal capacity to execute and deliver the Mortgage Note, the Pledge Agreement, the Proprietary Lease, the Stock Power, the Recognition Agreement, the Financing Statement and the Assignment of the Proprietary Lease and such documents have been duly and properly executed by such parties.  Each Stock Power (i) has all signatures guaranteed or (ii) if all signatures are not guaranteed, then such Cooperative Shares will be transferred by the stock transfer agent of the Cooperative if the Seller undertakes to convert the ownership of the collateral securing the related Cooperative Loan;

(lxxviii) With respect to each Cooperative Loan, there is no default in complying with the terms of the Mortgage Note, the Pledge Agreement and the Proprietary Lease and all maintenance charges and assessments (including assessments payable in the future installments, which previously became due and owing) have been paid. The Seller has the right under the terms of the Mortgage Note, Pledge Agreement and Recognition Agreement to pay any maintenance charges or assessments owed by the Mortgagor;

(lxxix) With respect to each Cooperative Loan, a Cooperative Lien Search has been made by a company competent to make the same which company is acceptable to FNMA and qualified to do business in the jurisdiction where the Cooperative Apartment is located;

(lxxx) With respect to each Cooperative Loan, each Pledge Agreement contains enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization of the benefits of the security provided thereby.  The Pledge Agreement contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Note in the event the Cooperative Apartment is transferred or sold without the consent of the holder thereof.

(lxxxi) In the case of a Cooperative Loan, the related Cooperative Apartment, is lawfully occupied under applicable law; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Cooperative Apartment and the related Project and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

(lxxxii)With respect to each Cooperative Loan, (i) the terms of the related Proprietary Lease is longer than the terms of the Cooperative Loan, (ii) there is no provision in any Proprietary Lease which requires the Mortgagor to offer for sale the Cooperative Shares owned by such Mortgagor first to the Cooperative, (iii) there is no prohibition in any Proprietary Lease against pledging the Cooperative Shares or assigning the Proprietary Lease and (iv) the Recognition Agreement is on a form of agreement published by the Aztech Document Systems, Inc. or includes provisions which are no less favorable to the lender than those contained in such agreement; and

(lxxxiii) With respect to each Cooperative Loan, each original UCC financing  statement, continuation statement or other governmental filing or recordation necessary to create or preserve the perfection and priority of the first priority lien and security interest in the Cooperative Shares and Proprietary Lease has been timely and properly made.  Any security agreement, chattel mortgage or equivalent document related to the Cooperative Loan establishes in the Seller a valid and subsisting perfected first lien on and security interest in the Mortgaged Property described therein, and the Seller has full right to sell and assign the same.

(u) Exhibit 5 is hereby amended by adding the following to the end thereto:

18. With respect to each Cooperative Loan, a project file which shall contain an Offering Plan and any additional information collected by the Seller during its review of the Project.

(v) Section 11.01 of Exhibit 9 is hereby amended by adding the following paragraph to the end thereto: The Seller shall cause to be maintained for each Cooperative Loan a copy of the Financing Statements and shall file and such Financing Statements and continuation statements as necessary, in accordance with the Uniform Commercial Code applicable in the jurisdiction in which the related Cooperative Apartment is located, to perfect and protect the security interest and lien of the Purchaser.

SECTION 2. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 3. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 5. Governing Law. This Amendment Number One shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state.

SECTION 6. Counterparts. This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[signature page to follow]

IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the day and year first above written.

GREENPOINT MORTGAGE FUNDING, INC. (Seller)

By:___________________________

Name:_________________________

Title:__________________________

DB STRUCTURED PRODUCTS, INC. (Purchaser)

By:___________________________

Name:_________________________

Title:__________________________

By:___________________________

Name:_________________________

Title:__________________________